                                                                   EXHIBIT 10.48

                          COMMON STOCK PURCHASE WARRANT

     THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER OR PLEDGE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

                                                         VOID AFTER MAY 26, 2005

                            WINK COMMUNICATIONS, INC.

              WARRANT TO PURCHASE 1,300,000 SHARES OF COMMON STOCK

                                ---------------

     THIS CERTIFIES THAT, for value received, Echostar Communications Corporation ("ECC") or an affiliate of Echostar Communications Corporation designated by Echostar Communications Corporation (the "HOLDER") is entitled to subscribe for and purchase 1,300,000 shares (as adjusted pursuant to Section 3 hereof) of fully paid and nonassessable Common Stock (the "SHARES") of Wink Communications, Inc., a Delaware corporation (the "COMPANY"), at $21.75 per share, which is the lower of (a) the closing price of the Common Stock on the Nasdaq Stock Market on May 26, 2000, and (b) the average of the closing price of the Common Stock on the Nasdaq Stock Market on the thirty trading days ending with May 26, 2000 (the "EXERCISE PRICE") (as adjusted pursuant to Section 3 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

1.   Exercise; Payment

     (a) Time of Exercise. This Warrant may be exercised, in whole or in part, at any time or from time to time, on any Business Day, before 5:00 p.m., Pacific Time, on May 26, 2005, for the full or any partial number of Shares for which this Warrant is then exercisable. For purposes of this Warrant, "Business Day" means any day the New York Stock Exchange is open for business

     (b)  Method of Exercise.

          (i) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in-part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company, and by the payment to the Company, by wire transfer or by certified, cashier's or other check acceptable to the Company, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

               (ii) Net Issue Exercise. In lieu of exercising this Warrant, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of the Company's Common Stock computed using the following formula:

     X = Y (A-B)
         -------
            A

Where X   =    the number of Shares to be issued to the Holder.

      Y   =    the number of Shares purchasable under this Warrant
               (or the portion thereof being exercised).

      A   =    the Fair Market Value of one share of the Company's Common Stock.

      B   =    the Exercise Price (as adjusted to the date of such calculation).

               (iii) Fair Market Value. For purposes of this Warrant, the "Fair Market Value" of the Company's Common Stock shall mean:

                     The average of the closing ask prices of the Company's Common Stock quoted in the NASDAQ Over-the-Counter Market Summary or the closing prices quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten trading days (or such lesser number of days as the Company's stock has been so traded) prior to the date of determination of fair market value.

                     B. If the Company's Common Stock is not traded Over-the-Counter or on an exchange, the per share fair market value of the Common Stock shall be the fair market value per share as determined in good faith by the Company's Board of Directors.

          (c) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant has not have been exercised shall be issued to the Holder.

     2. Stock Fully Paid: Reservation of Shares. All of the Shares issuable upon the exercise of this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the full exercise of this Warrant.

     3. Adjustment of Exercise Price and Number of Shares. Notwithstanding anything to the contrary in this Warrant the Exercise Price per share of this Warrant shall be subject to adjustment from time to time as follows:

          (i) Stock Splits and Stock Dividends. If the number of shares of Common Stock outstanding at any time after the date of original issuance of this Warrant is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the date such payment is made or such change is effective, the Exercise Price shall be proportionately decreased and the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase of outstanding shares. Such adjustment shall become effective at the close of business on the date the dividend, subdivision or split-up becomes effective.

          (ii) Reverse Stock Splits. If the number of shares of Common Stock outstanding at any time after the date of original issuance of this Warrant is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Exercise Price shall be proportionately increased and the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares. Such adjustment shall become effective at the close of business on the date the combination becomes effective.

          (iii) Reorganization: Reclassification. In the case, at any time after the date of original issuance of this Warrant, of any capital reorganization, or any reclassification of the stock of the Company (other than as a result of a stock dividend or subdivision, split-up or combination of shares), the consolidation or merger of the Company with or into another person (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any change in the Common Stock), or a sale or transfer of all or substantially all of the Company's assets, this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and aggregate number of shares of stock or other securities or property of the Company or other entity to which the Holder would have been entitled if, immediately prior to such reorganization, reclassification, consolidation, merger or sale, such Holder had exercised this Warrant in full (subject to all adjustments under this Section 3). The provisions of this clause
(iii) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers or sales.

     4. Notice of Adjustments. Whenever the number of Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall provide notice by first class mail to the Holder of this Warrant setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Shares which may be purchased and the Exercise Price therefor after giving effect to such ad adjustment.

     5.  Prior Notice of Actions. If at any time:

         (a) The Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than cash dividends) to the holders of its Common Stock;

         (b) The Company shall offer for subscription pro-rata to the holders of its Common Stock any additional shares of stock of any class or any other rights;

         (c) The Company shall effect any capital reorganization or any reclassification of or change in the outstanding capital stock of the Company (other than a change in par value, or a change for par value to no par value, or a change from no par value to par value, or a change resulting solely from a subdivision or combination of outstanding shares), or any consolidation or merger, or any sale, transfer or other disposition of all or substantially all of its property, assets, business and goodwill as an entirety, or the liquidation, dissolution or winding up of the Company; or

         (d) The Company shall declare a dividend upon its Common Stock payable otherwise than out of earnings or earned surplus or otherwise than in shares or any stock or obligations directly or indirectly convertible into or exchangeable for shares;

         then, in any such event, the Company shall cause at least thirty (30) days prior written notice to be mailed to the Holder at the address of such holder as provided to the Company pursuant to Section 14, below. The notice shall specify the date on which the books of the Company shall close or a record be taken for such stock dividend, distribution or subscription rights, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution, winding up, or dividend, as the case may be, shall take place, and the date of participation therein by the holders of shares of Common Stock if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effort of such action on the rights of the Holder.

     6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of such fractional shares the Company shall make a cash payment therefor based upon the Exercise Price then in effect.

     7. Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Shares pursuant hereto and the performance of the Company's obligations hereunder have been taken prior to and are effective as of the effective date of this Warrant.

     8. Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

         (a) This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act. Upon exercise of this Warrant, the Holder shall, if appropriate under applicable securities laws, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

         (b) The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition is registered under the Act or is exempt from such registration. The Holder further understands that the Shares have not been qualified under the California Securities Law of 1968 (the "CALIFORNIA LAW") by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent expressed above.

         (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of acquiring this Warrant and the Shares issuable upon exercise hereof and of protecting its interests in connection herewith.

         (d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

     9.  Restrictive Legend.

         The Shares issuable upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT. COPIES OF THE INSTRUMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

     10. Restrictions Upon Transfer and Removal of Legend.

     Subject to the provisions of the Rights Agreement referenced in Section 11, below:

         (a) The Company need not register a transfer of Shares bearing the restrictive legend set forth in Section 8 hereof, unless the conditions specified in such legend are satisfied. The Company may also instruct its transfer agent not to register the transfer of the Shares, unless one of the conditions specified in the legend referred to in Section 8 hereof is satisfied.

         (b) Notwithstanding the provisions of paragraph (a) above, no opinion of counsel or "no-action" letter shall be necessary for a transfer without consideration by any holder (i) to an affiliate of the holder, (ii) if such holder is a partnership, to a partner or retired partner of such partnership who retires after the date hereof or to the estate of any such partner or retired partner, (iii) if such holder is a closely held corporation, to a shareholder of such corporation, or to any other corporation under common control, direct or indirect, with such holder, or (iv) by gift, will or intestate succession of any individual holder or individual partner of a holder, in whole or in part, to his spouse or siblings, or to the lineal descendants or ancestors of such holder or his spouse; provided, however, that in each such case the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were the original holder hereunder.

         (c) In order to effect any transfer of all or a portion of this Warrant or the Shares, the transferor shall deliver a completed and duly executed Notice of Transfer (attached hereto as Exhibit C).

     11. Associated Rights. The Company agrees that the initial Holder or any transferee of the Warrant pursuant to Section 10 (b) above, shall be entitled to such registration rights as the Company has granted to investors in the Company generally, and to certain additional rights as are set forth in the Fourth Amended and Restated Investor Rights Agreement dated as of June 30, 1999, as further modified by the Consent and Amendment of Investor Rights Agreement dated on or about the date hereof (collectively, the "Rights Agreement") The Company agrees to take promptly all appropriate steps to obtain all necessary waivers and consents from existing investors and amend such agreements to provide the initial Holder and its permitted assignees with such rights.

     12. Rights of Shareholders. Notwithstanding Section 10 hereof, the holder of this Warrant shall not be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     13. Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable upon the earlier to occur of

         (a)  5:00 p.m., Pacific Time, on May 26, 2005.

         (b) The closing of a merger or consolidation of the Company into a third party pursuant to which the Company's shareholders immediately prior to such merger or consolidation own less than fifty percent (50%) of the outstanding voting securities of the surviving entity; or

         (c) The closing of a sale of all or substantially all of the assets of the Company.

     Holder or any transferee of the Warrant pursuant to Section 10 (b) above shall be given notice in the event of (b) and (c) above, per Section 5 above.

     14. Notices, Etc. All notices and other communications from the Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid or sent by nationally recognized express courier, at such address as may have been furnished to the Company in writing by the Holder.

     15. Governing Law, Headings. This Warrant is being delivered in the State of California and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

     Issued this 26th day of May, 2000.

                                       WINK COMMUNICATIONS, INC.


                                       By: /s/ Maggie Wilderotter
                                           -----------------------------
                                           Maggie Wilderotter
                                           Chief Executive Officer and President

                                    EXHIBIT A

                               NOTICE OF EXERCISE

TO:       WINK COMMUNICATIONS, INC.
          1001 Marina Village Parkway
          Alameda, CA 94501
          Attention: President

          1. The undersigned hereby elects to exercise the attached Warrant as to ________ shares of Common Stock of WINK COMMUNICATIONS, INC. pursuant to the terms of such Warrant.

          2. Method of Exercise (Please mark the applicable blank):

                   The undersigned elects to exercise the attached Warrant by
             ---- means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

                   The undersigned elects to exercise the attached Warrant by
             ---- means of the net exercise provisions of Section I (b)(ii) of the Warrant.

          3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                        --------------------------------
                                     (Name)


                        --------------------------------

                        --------------------------------
                                    (Address)

          4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares. The undersigned further represents and warrants that all representations and warranties of the undersigned set forth in
Section 7 of the Warrant are true and correct as of the date hereof. In support thereof, the undersigned hereby delivers an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Exhibit B.
                                                --------------------------------
                                                          (Signature)

                                                Title:
------------------------------                        --------------------------
           (Date)

                                   EXHIBIT B

                      INVESTMENT REPRESENTATION STATEMENT

PURCHASER:
             ----------------------------

SELLER:      WINK COMMUNICATIONS, INC.

COMPANY:     WINK COMMUNICATIONS, INC.

SECURITY:    COMMON STOCK ISSUED UPON EXERCISE OF THE STOCK
             PURCHASE WARRANT ISSUED ON
                                        -----------, ------
AMOUNT:                SHARES
             ---------

DATE:
             ----------------

          In connection with the purchase of the above-listed Securities, the Purchaser represents to the Seller and to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser is purchasing these Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

          (b) Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

          (c) Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, Purchaser understands that the Company is under no obligation to register the Securities, other than as granted to investors in the Company generally and as additionally set forth in the Fourth Amended and Restated Investor Rights Agreement dated June 30, 1999, as modified by the Consent and Amendment of Investor Rights Agreement dated on or about the date of the Warrant and as may be subsequently amended. In addition, Purchaser understands that, unless the Securities have been registered under the Securities Act, the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless the

Company receives an opinion of counsel reasonably acceptable to it stating that such sale or transfer is exempt from the registration and prospectus delivery requirements of the Securities Act.

          (d) Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

          The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities not less than two years, (2) the availability of certain public information about the Company, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein.

          (e) Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                                  PURCHASER

                                                  ------------------------------
                                                  By:

                                                  ------------------------------
                                                  Title:

                                                  ------------------------------
                                                  Date:

                                    EXHIBIT C

                               NOTICE OF TRANSFER
                  (To be signed only upon transfer of Warrant)

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________ the right represented by the attached Warrant to purchase ________________* shares of Common Stock of WINK COMMUNICATIONS, INC., to which the attached Warrant relates, and appoints _________________ attorney to transfer such right on the books of WINK COMMUNICATIONS, INC., with full power of substitution in the premises.

          Dated:
                ------------------------

                                               ---------------------------------

                                               By:
                                               ---------------------------------
                                               (Signature must conform in all
                                               respects to name of Holder as
                                               specified on the face of the
                                               Warrant)

                                               ---------------------------------
                                                          (Address)

Signed in the presence of:

---------------------------------

* Insert here the number of shares without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.